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                                  EXHIBIT 10.26
                                 SIXTH AMENDMENT
                                       TO
                     THIRD AMENDED AND RESTATED CONSOLIDATED
               REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT
               --------------------------------------------------

                  THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CONSOLIDATED REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT (this "Agreement") dated as of April 1, 2001, is entered into by and between INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation ("Borrower"), and BANK ONE, N.A., successor in interest by merger to BANK ONE, CLEVELAND, N.A., a national banking association, as agent bank for itself and for THE PROVIDENT BANK, an Ohio banking company (collectively, the "Lender").

                                   WITNESSETH
                                   ----------

                  WHEREAS, the Borrower and the Lender are parties to that certain Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of March 31, 1997, as amended by that certain First Amendment dated as of October 10, 1997, that certain Second Amendment dated as of December 16, 1998, that certain Third Amendment dated as of September 14, 1999, that certain Fourth Amendment dated as of April 1, 2000 and that certain Fifth Amendment dated as of February 2001 (the "Loan Agreement"; all terms defined in the Loan Agreement being used herein shall have the same meanings), pursuant to which the Lender has agreed to make a $25,000,000 Revolving Loan to the Borrower until April 1, 2001, evidenced by a Third Amended and Restated Replacement Promissory Note dated April 1, 2000 and payable to the Lender, such Note being payable on April 1, 2001; and

                  WHEREAS, the Borrower and the Lender agreed to amend the Loan Agreement (i) to extend the maturity date of the Revolving Loan to July 1, 2001;
(ii) to provide additional security to the Lender; and, (ii) to modify certain definitions contained in the Loan Agreement.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

                                    AGREEMENT
                                    ---------

Section 1.        Amendment of Loan Agreement.
                  ---------------------------

                  Except as expressly modified herein, all terms, conditions, definitions and provisions of the Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement and the First, Second, Third, Fourth and Fifth Amendments thereto, are in full force and effect.

                  A. The definition of "Notes" as set forth in Section 1 of the Loan Agreement is effective on the Effective Date (defined below), hereby amended and restated to read as follows:



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                                  EXHIBIT 10.26
                  NOTES - The Fourth Amended and Restated Replacement Promissory Note (Revolving Loan) and any other promissory note or other instrument evidencing Borrower's obligation to repay any Obligations.

                  B. Subsections 2.3(A) and (B) of the Loan Agreement is, effective on the Effective Date, amended and restated as follows:

                           (A) REVOLVING LOAN. The reference to April 1, 2001,
                  shall be deleted and replaced with July 1, 2001.

                           (B) PAYMENT. The reference to April 1, 2001, shall be
                  deleted and replaced with July 1, 2001.

Section 2.        Effective Date of the Agreement.
                  -------------------------------

                  The effective date of this Agreement ("Effective Date") shall be April 1, 2001 but Lender shall have no duty to fund until the date on which all conditions precedent have been satisfied, or waived by the Lender in writing.

Section 3.        Conditions Precedent.
                  --------------------

                  Borrower hereby acknowledges and agrees that the effectiveness of this Agreement is conditioned upon the receipt by the Lender, on or prior to the date hereof, in form and substance satisfactory to the Lender and its counsel, of the following:

                  A. A certificate, dated as of the date hereof, signed by the Secretary of Borrower certifying as follows:

                           (i) Borrower's Articles of Incorporation and Code of
                  Regulations have not been modified or amended since June 17, 1997 (or certifying that true, correct and complete copies of all such modifications and amendments are attached thereto); and

                           (ii) Copies of resolutions of Borrower's Board of
                  Directors are attached thereto with respect to the approval of this Agreement and of the matters contemplated hereby and authorizing the execution, delivery and performance of this Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto; and

                           (iii) As to the incumbency and signatures of the
                  officers of Borrower signing this Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto.

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                                  EXHIBIT 10.26
                  B. The Fourth Amended and Restated Replacement Promissory Note (Revolving Loan) in the form of EXHIBIT A attached hereto, with all blanks completed, duly executed and delivered by Borrower to Lender.

                  C. An Acknowledgment, Consent and Agreement in the form of Exhibit B attached hereto, with all blanks completed, duly executed and delivered by the Guarantors as identified in Schedule 1 attached hereto to Lender.

                  D. Such other documents, instruments, agreements and notes as the Lender may reasonably request to implement this Agreement and the transactions contemplated hereby and by the Loan Agreement.

Section 4.        Facility Fee.
                  ------------

                  Contemporaneously with the execution of this Agreement, Borrower shall pay to Lender a Facility Fee of $30,000 plus reasonable fees and expenses, including but not limited to, attorney's fees, auditor's fees, etc.

Section 5.        Covenants and Continuing Agreements
                  -----------------------------------

                  A. No later than April 5, 2001, the Borrower shall execute and deliver to the Lender, dated and effective as of the date hereof, a Stock Pledge Agreement, pledging the stock of the Borrower's subsidiary International Total Services, Ltd. (United Kingdom), in the form attached hereto as Exhibit C.

                  B. Section 8.2 of the Loan Agreement is, effective on the Effective Date, amended to add the following subsections:

                  8.2 NEGATIVE COVENANTS. So long as Borrower shall have any Obligations to Lender under this Agreement (the Loan Agreement), Borrower covenants that unless Lender has first consented hereto, in writing, it will not:

                           (T) Change its current stock ownership, by more than twenty percent (20%) whether by a sale, recapitalization, reorganization, stock split, share exchange or similar act.

                           (U) Suffer a material change in its management personnel and/or management structure.

                           (V) Lose any major contract(s) (such as by way of example and not limitation, Delta, Continental or American) which would result in a loss of ten percent (10%) or more of its annual revenues as reported on Borrower's financial statements for the year ending March 31, 2001.

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                                  EXHIBIT 10.26

Section 6.        References.
                  ----------

                  On and after the Effective Date of this Agreement, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, and in the Note to the "Loan Agreement", "thereof", or words of like import referring to the Loan Agreement, shall mean and refer to the Loan Agreement. References to Exhibit C-1 in the definition of "Revolving Note" in the Loan Agreement shall be deemed to refer to the Note, a copy of which is attached hereto as EXHIBIT A. The Loan Agreement, as previously amended and as amended by this Agreement, and all Credit Documents are and shall continue to be in full force and effect and are hereby and in all respects ratified and confirmed. References to the Loan Agreement in the Note shall be deemed to include all amendments to the Loan Agreement whether specified in the Note or not.

Section 7.        Applicable Law.
                  --------------

                  This Agreement shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of the State of Ohio.


Section 8         Release.
                  -------

                  The Borrower hereby represents and warrants to the Lender, and agrees with the Lender, that it has no claim or offset against, or defense or counterclaim to, any Obligation or Indebtedness to the Lender under the Loan Agreement or other Credit Documents and, in consideration of this Agreement, the Borrower hereby releases and discharges the Lender and its shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, existing on the Effective Date and arising prior to the date hereof and arising out of or in any way related to Obligations, the Loan Agreement, this Agreement, or any security interest related thereto or the administration of the Revolving Loan or any other Indebtedness of Borrower, the Guarantors, or any Affiliate to the Lender.

Section 9.        Counterparts.
                  ------------

                  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Agreement by signing any such counterpart.

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                                  EXHIBIT 10.26
                  IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

BANK ONE, N.A.                                INTERNATIONAL TOTAL SERVICES, INC.


By: /s/ T. Steven Blake                       By: /s/ Michael Sosh
Name: T. Steven Blake                         Name: Michael Sosh
Title: First Vice President, Managed Assets   Title: Executive Vice President

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                                  EXHIBIT 10.26

                                   SCHEDULE 1
                                   ----------

                               List of Guarantors
                               ------------------


Domestic
--------

                  Crown Technical Systems, Inc. (Ohio)

                  T.I.S. Incorporated (Texas)

                  Certified Investigative Services, Inc. (Texas)

                  I.T.S. of New York, Inc. (New York)

                  Selective Detective Services, Inc. (New Jersey)

Foreign
-------

                  International Total Services, Ltd. (United Kingdom)

                  International Transport Security, s.r.o. (Czech Republic)

                  International Transport Services, Ltd. (Thailand)

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                                  EXHIBIT 10.26
                                    EXHIBIT A


Form of Fourth Amended and Restated Replacement Promissory Note (Revolving Loan)
--------------------------------------------------------------------------------


                                 [SEE ATTACHED]


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                                  EXHIBIT 10.26
                           FOURTH AMENDED AND RESTATED
                           REPLACEMENT PROMISSORY NOTE
                                (Revolving Loan)



$25,000,000                                                      Cleveland, Ohio
                                                             As of April 1, 2001

                  FOR VALUE RECEIVED, INTERNATIONAL TOTAL SERVICES, INC., a corporation organized under the laws of the State of Ohio (hereinafter referred to as the "Company"), promises to pay to the order of BANK ONE, N.A., successor by merger to BANK ONE, CLEVELAND, N.A. (hereinafter referred to as the "Bank"), the principal amount of Twenty-Five Million Dollars ($25,000,000), or such lesser amount as shall have from time to time been borrowed by the Company, on July 1, 2001, or sooner as hereinafter provided, with interest on the unpaid balance of said principal amount from the date hereof at the Contract Rate, as defined in the Agreement hereinafter referred to, which definition is hereby accepted by the Company, as the same may from time to time be established.

                  The Company agrees to pay interest on the unpaid principal amount outstanding of this Note in monthly installments, commencing on the 1st day of May, 2000 and continuing on the 1st day of each month thereafter. The unpaid balance of the principal amount outstanding and all accrued interest thereon shall be due and payable on July 1, 2001.

                  Payments of both principal of and interest on this Note shall be made in lawful money of the United States of America, at 600 Superior Avenue, Cleveland, Ohio 44114, or at such other place as the Bank or any subsequent holder hereof shall have designated to the Company in writing. Interest payable on this Note shall be computed on a three hundred sixty (360) day per year basis counting the actual number of days elapsed.

                  This Note, in part, evidences, but does not extinguish or satisfy, a pre-existing indebtedness of the Company to the Bank heretofore evidenced by a $25,000,000 Second Amended and Restated Replacement Promissory Note, a $30,000,000 Amended and Restated Replacement Promissory Note (Revolving
Loan) dated October 10, 1997 to the Bank, which note was issued in substitution for that certain $10,500,000 Replacement Promissory Note (Revolving Loan) dated March 31, 1997 to the Bank and is issued pursuant to and is entitled to the benefits of a Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of March 31, 1997, as amended by that certain First Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of October 10, 1997, that certain Second Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of December 16, 1998 and that certain Third Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated September 14, 1999, that certain Fourth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated April 1, 2000, that certain Fifth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated February 2001, and a Sixth Amendment to Third Amended and Restated



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                                  EXHIBIT 10.26
Consolidated Replacement Credit Facility and Security Agreement dated of even date, each by and between the Company and the Bank (collectively, the "Agreement"), to which Agreement reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of the Company in relation thereto; but neither this reference to the Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Company to pay the principal of or interest on this Note when due.

                  The Company may prepay all or any portion of this Note at any time or times and in any amount only as provided in the Agreement.

                  In case an Event of Default, as defined in the Agreement, shall occur and be continuing beyond any applicable grace period, the principal of this Note may be declared immediately due and payable at the option of the Bank.

                  No delay on the part of any holder hereof in exercising any power or rights hereunder shall operate as a waiver of any power or rights. Any demand or notice hereunder to the Company may be made by delivering the same to the address last known to the Bank, or by mailing the same to such address, with the same effect as if delivered to the Company in person.

                  The Company hereby authorizes any attorney-at-law to appear in any court of record in the State of Ohio, or in any other state or territory of the United States, at any time or times after the above sum becomes due, and waive the issuance and service of process and confess judgment against it, in favor of any holder of this Note, for the amount then appearing due, together with the costs of suit, and thereupon to release all errors and waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney nevertheless may thereafter be used for obtaining an additional judgment or judgments.

                  "WARNING. BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                  This Note is executed at Cleveland, Cuyahoga County, Ohio.

                                              INTERNATIONAL TOTAL SERVICES, INC.


                                              By: ______________________________
                                                  Name:
                                                  Its: Chief Executive Officer




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                                  EXHIBIT 10.26


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                                  EXHIBIT 10.26
                                    EXHIBIT B

                      Acknowledgment, Consent and Agreement
                      -------------------------------------